UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐      Preliminary Proxy Statement

☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐      Definitive Proxy Statement

☒      Definitive Additional Materials

☐      Soliciting Material Pursuant to § 240.14a-12

BlackRock Variable Series Funds II, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

BlackRock
Upcoming Proxies

FOR HOME OFFICE USE AND FINANCIAL PROFESSIONAL USE ONLY

Dear XX:

On September 14th, 2021, BlackRock filed proxy statements to update the fundamental investment restrictions of 17 mutual funds and two corresponding master funds (the “Funds”). The 1940 Act requires registered investment companies, including the Funds, to have specific investment policies (or restrictions) that can only be changed by the approval of shareholders. Some fundamental policies were adopted in the past by the Funds to reflect certain regulatory, business or industry conditions which are no longer in effect. In addition, certain of the policies of the Funds that remain required by law are more restrictive than the law requires. As a result, many of the current restrictions unnecessarily limit the investment strategies available to BlackRock in managing the assets of the Funds.

•	The proposed updates are contingent upon shareholder approval

•

Unless otherwise disclosed in the proxy statements, each Fund will continue to be managed pursuant to its current investment guidelines and Fund management does not anticipate making material changes to the principal investment strategies

•	If the proposals are approved by shareholders, they are expected to become effective sometime in Q4 2021

•

The Boards believe the applicable proposals are in the best interests of the relevant Fund and recommend that shareholders vote, or submit voting instructions, “FOR” each of the proposals with respect to shareholders’ Fund(s), as applicable

•

Shareholders may cast their votes by phone, internet or mail or by participating in the Meeting. To vote by mail, shareholders should mark their votes on the enclosed proxy card or voting instruction form and sign, date and return the card/form in the postage-paid envelope provided. To vote by telephone or over the internet, shareholders should call the toll-free telephone number listed on the form(s) or go to the website address listed on the form(s) and follow the instructions. Shareholders may attend and participate in the meeting at https://meetnow.global/MJLQLHV by entering the control number found in the shaded box in their proxy cards on the date and timing of the Meeting. Beneficial shareholders will not be able to vote at the virtual Meeting unless they have registered in advance to attend the meeting. Please instruct beneficial shareholders to review the instructions provided in the proxy statement for details on how to register. If shareholders do not vote using one of these methods, they may be called by the funds’ proxy solicitor, Computershare Fund Services, to vote their shares

Below is an overview of the Funds in scope:

Retail Funds	Ticker
BATS: Series C Portfolio, a series of BlackRock Allocation Target Shares*	BATAX
BATS: Series M Portfolio, a series of BlackRock Allocation Target Shares*	BRAMX
BATS: Series S Portfolio, a series of BlackRock Allocation Target Shares*	BRASX
BlackRock Total Return Fund, a series of BlackRock Bond Fund, Inc.	MAHQX
BlackRock Tactical Opportunities Fund, a series of BlackRock FundsSM	PBAIX
BlackRock Global Long/Short Credit Fund, a series of BlackRock Funds IV	BGCIX
BlackRock Core Bond Portfolio, a series of BlackRock Funds V	BFMCX
BlackRock Emerging Markets Flexible Dynamic Bond Portfolio, a series of BlackRock Funds V	BEDIX
BlackRock GNMA Portfolio, a series of BlackRock Funds V	BGNIX
BlackRock Inflation Protected Bond Portfolio, a series of BlackRock Funds V	BPRIX
BlackRock Low Duration Bond Portfolio, a series of BlackRock Funds V	BFMSX

BlackRock Strategic Income Opportunities Portfolio a series of BlackRock Funds V	BSIIX
BlackRock CoreAlpha Bond Fund, a series of BlackRock Funds VI	BCRIX
BlackRock Long-Horizon Equity Fund	MAEGX
BlackRock Strategic Global Bond Fund, Inc.	MAWIX
BlackRock U.S. Mortgage Portfolio, a series of Managed Account Series II	MSUMX
BlackRock Balanced Capital Fund**	MACPX
Master Funds
Master Total Return Portfolio, a series of Master Bond LLC	AGTRT
CoreAlpha Bond Master Portfolio, a series of Master Investment Portfolio II	LPCAA
V.I. Fund
BlackRock Total Return V.I. Fund, a series of BlackRock Variable Series Funds II, Inc.	CRBDI

*Included in the proxy statement are three Funds that are available as an investment option for certain “wrap-fee” programs or other separately managed account clients for which BlackRock Investment Management, LLC or certain of its affiliates receives compensation pursuant to an investment management agreement. Retail shareholders will not be asked to vote on these Funds.

**Shareholders of the Balanced Capital Fund (“Bal Cap”) are not being asked to approve any amendments to the Fund’s fundamental investment restrictions. Since Bal Cap invests a significant portion of its fixed-income assets in Master Total Return, shareholders of Bal Cap are being asked to provide voting instructions with the respect to the proposals for Master Total Return Portfolio.

Attached are the filed proxy statements. Proxy solicitation will begin mid-September and the first shareholder meeting is expected to be October 26th, 2021. Contingent upon shareholder approval, BlackRock expects the proposed changes to the fundamental investment policies to be effective in Q4 2021.

Regards,

XX

Important Risks of the Funds: Stock and bond values fluctuate in price so the value of your investment can go down depending on market conditions. International investing involves special risks including, but not limited to currency fluctuations, illiquidity and volatility. These risks may be heightened for investments in emerging markets. Investments in emerging markets may be considered speculative and are more likely to experience hyperinflation and currency devaluations, which adversely affect returns. In addition, many emerging securities markets have lower trading volumes and less liquidity. Derivatives entail risks relating to liquidity, leverage and credit that may reduce returns and increase volatility. A fund concentrating in a single region is subject to a greater risk of adverse economic conditions and regulatory changes.

Carefully consider each Fund’s investment objectives, risk factors, and charges and expenses before investing. This and other information can be found in the Funds’ prospectuses or, if available, the summary prospectuses which may be obtained by visiting the iShares Fund and BlackRock Fund prospectus pages. Read the prospectus carefully before investing.

BLACKROCK is a registered trademark of BlackRock, Inc., or its subsidiaries in the United States and elsewhere. All other marks are the property of their respective owners.

Prepared by BlackRock Investments, LLC, member FINRA.

©2021 BlackRock, Inc. All Rights Reserved.

For Home Office and Financial Professional Use Only. Not to be Shown or Distributed to Clients.